UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): July 31, 2008

Highbury Financial Inc.
(Exact name of Registrant as Specified in its Charter)

 Commission File Number: 000-51682

Delaware	20-3187008
(State of Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

999 Eighteenth Street, Suite 3000
Denver, CO 80202
(Address of Principal Executive Offices, Including Zip Code)

(303) 357-4802
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operation and Financial Condition

On July 31, 2008, Highbury Financial Inc. issued a press release announcing its financial results for the three and six months ended June 30, 2008.

A copy of the Press Release issued by the Company is incorporated by reference herein and attached hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure

The Revised Investor Presentation attached to this Form 8-K as Exhibit 99.2 has been updated for the financial results for the three and six months ended June 30, 2008 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

Exhibits

Exhibit No.	Description

99.1	Press release issued by Highbury Financial Inc. dated July 31, 2008.

99.2	Updated Investor Presentation.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHBURY FINANCIAL INC.

By:	/s/ Richard S. Foote
Richard S. Foote
President and Chief Executive Officer
Date: July 31, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Highbury Financial Inc. dated July 31, 2008.

99.2	Updated Investor Presentation.